UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2023

TIPTREE INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

660 Steamboat Road	2nd Floor	Greenwich	CT	06830
(Address of Principal Executive Offices)				(Zip Code)

(212) 446-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TIPT	NASDAQ	Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 20, 2023, in connection with the universal proxy rules adopted by the U.S. Securities and Exchange Commission and related requirements (the “Universal Proxy Rules”) and a periodic review of the Bylaws of Tiptree Inc. (“Tiptree”), the Board of Directors (the “Board”) of Tiptree amended and restated Tiptree’s Bylaws with the Fifth Amended and Restated Bylaws (the “Fifth Amended and Restated Bylaws”), effective immediately. The amendments effected by the Fifth Amended and Restated Bylaws:

•address the adoption of the Universal Proxy Rules, including to require certification of compliance with the Universal Proxy Rules, set forth certain notice and filing obligations and require that the proposing stockholder solicit holders of at least 67% of the voting power of shares of stock of Tiptree entitled to vote in the election of directors;
•make certain updates to the procedural mechanics and information requirements for a stockholder making a nomination or proposal;
•clarify that if the stockholder proponent does not appear in person or by proxy at a meeting to present each nominee for election as a director or the proposed business, as applicable, such matter will not be considered at the meeting; and
•make various other conforming, technical, and non-substantive changes.

The foregoing description of the Fifth Amended and Restated Bylaws is not complete and is qualified in its entirety by reference to the full text of the Fifth Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) List of Exhibits:

3.1	Fifth Amended and Restated Bylaws of Tiptree Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPTREE INC.

Date:	January 25, 2023	By:	/s/ Jonathan Ilany
Name: Jonathan Ilany
Title: Chief Executive Officer